SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): October 20, 2005

NEUROCRINE BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22705	33-0525145
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

12790 El Camino Real		92130
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 617-7600

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT 10.1

ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.

On October 20,2005, Neurocrine Biosciences, Inc., a Delaware corporation (the “Company”), amended and restated Dr. Henry Pan’s employment agreement. Under the amended agreement, Dr. Pan will serve as Executive Vice President for a term of approximately one year commencing on November 1, 2005 and terminating on October 16, 2006, Dr. Pan’s intended retirement date from Neurocrine Biosciences. Dr. Pan’s salary for this period will be at an annual rate of $360,000. The agreement is subject to renewal upon mutual written agreement of the parties. Dr. Pan has the right to terminate this agreement with 30 days advance written notice to the Company. Dr. Pan is eligible for a discretionary annual bonus based on achievement of goals established by the Chief Executive Officer. Dr. Pan has two loans outstanding related to his initial employment agreement, the terms of which are not affected by this amendment.

Under the terms of the amended agreement, upon a termination of Dr. Pan’s employment by the Company without cause, or upon his resignation following the Company’s “constructive termination” of him, such as by reducing his salary or by relocation of the place of his employment, Dr. Pan would be entitled to salary continuation as well as continued health, welfare and retirement benefits for nine months after termination or until October 16, 2006, whichever occurs first. Additionally, upon such a termination, the vesting of all outstanding stock options held by Dr. Pan would be accelerated as if he had served through October 16, 2006. Upon a termination following a change in control of the Company, all of Dr. Pan’s outstanding options would vest and be exercisable in full and he would be entitled to receive a lump-sum severance payment equal to one times his salary. Upon a termination resulting from Dr. Pan’s death or disability, the vesting of all outstanding stock options held by Dr. Pan would be accelerated as if he had served the lesser of an additional nine months or the period through October 16, 2006.

A copy of the amended and restated employment agreement between Dr. Pan and the Company has been filed as Exhibit 10.1 to this current report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (c) EXHIBIT. The following exhibits are filed herewith.

Exhibit
Number	Description of Exhibit
10.1	Employment agreement dated November 1, 2005, between the Registrant and Henry Pan

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SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 20, 2005	NEUROCRINE BIOSCIENCES, INC.
/s/ PAUL W. HAWRAN
Paul W. Hawran
Executive Vice President and Chief Financial Officer

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